UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2010

HEPALIFE TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-29819	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Third Avenue Suite 1801 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 218-1400

60 State Street, Suite 700, Boston, MA 02109
_______________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by HepaLife Technologies, Inc. (“HepaLife”) with the Securities and Exchange Commission on May 17, 2010.  We are filing this Form 8-K/A for the sole purpose of amending Item 5.02 with respect to certain information regarding our board of directors and transactions with related persons that was inadvertently omitted from the prior Form 8-K filing and to include as exhibits certain financial information that is required pursuant to Item 9.01 of Form 8-K.  This Form 8-K/A hereby amends the Form 8-K and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

On May 11, 2010, HepaLife entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among HepaLife, HT Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary of HepaLife (“Merger Sub”), and AquaMed Technologies, Inc., a privately held Delaware corporation (“AquaMed”). The merger transaction contemplated under the Merger Agreement (the “Merger”) was consummated on May 11, 2010, at which time Merger Sub merged with and into AquaMed, with AquaMed continuing as the surviving corporation and becoming a wholly-owned subsidiary of HepaLife. The filing and acceptance of the Certificate of Merger with the Secretary of State of the State of Delaware is referred to herein as the “Effective Time” of the Merger.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Resignations

Effective May 11, 2010, upon consummation of the Merger and pursuant to the Merger Agreement, Jatinder S. Bhogal and Javier Jimenez resigned from HepaLife’s board of directors. Also effective May 11, 2010, upon consummation of the Merger, Amit S. Dang resigned from his position as Interim Chief Executive Officer and President and Interim Chief Financial Officer of HepaLife.

Executive Officers and Directors

The following persons became our executive officers and directors on May 11, 2010, upon consummation of the Merger, and hold the positions set forth opposite their respective names.

Name	Age	Position
David Stefansky	39	Chairman and Director
Richard Rosenblum	51	President
Steven Berger	49	Chief Financial Officer, Treasurer and Secretary

Prior to the Effective Time, HepaLife’s board of directors appointed Richard Rosenblum and David Stefansky to HepaLife’s board of directors effective upon the consummation of the Merger and following the resignations of Messrs Bhogal and Jimenez. Subsequent to this appointment, the board of directors and Mr. Rosenblum determined that Mr. Rosenblum would not accept this appointment to HepaLife’s board of directors until HepaLife satisfies the notice requirements to HepaLife’s stockholders pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Until such time, Mr. Rosenblum was invited to participate at all meetings of HepaLife’s board of directors as an observer. On May 21, 2010, HepaLife filed with the Securities and Exchange Commission an Information Statement on Schedule 14F-1 (the “Information Statement”) pursuant to Rule 14f-1 under the Exchange Act regarding the change in the composition of HepaLife's board of directors. On May 27, 2010, HepaLife mailed this Information Statement to its shareholders. Accordingly, effective June 7, 2010 upon satisfaction of the notice requirements of Rule 14f-1 under the Exchange Act, Mr. Rosenblum has accepted his appointment to the board of directors.

As noted above, on May 7, 2010, holders of a majority of the voting shares of HepaLife acted by written consent in lieu of a special meeting of stockholders to adopt an amendment to HepaLife’s Articles of Incorporation, to among other things, provide for the classification of the HepaLife’s board of directors and to provide for staggered terms of service for each class of directors. Upon the effectiveness of the Amended Articles of Incorporation, HepaLife’s board of directors has designated Joseph Sierchio as a Class I director, to serve in such capacity until the 2010 annual meeting of stockholders, Richard Rosenblum as a Class II director, to serve in such capacity until the 2011 annual meeting of stockholders, and David Stefansky as a Class III director, to serve in such capacity until the 2012 annual meeting of stockholders. Directors elected to succeed those listed above will hold office for three-year terms until the election and qualification of their successors. The Amended Articles of Incorporation became effective on June 7, 2010.

Biographies

David Stefansky (Chairman of the Board of Directors). David Stefansky has been a principal of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2004. Mr. Stefansky previously was a managing director at vFinance, Inc.  From September 2006 to March 2009, Mr. Stefansky was a director of Boxwoods, Inc. From September 2006 to May 2007, Mr. Stefansky was a director of Mill Basin Technologies, Ltd. From November 2006 to January 2008, Mr. Stefansky was a director of Marine Park Holdings, Inc. From August 2009 to September 2009, Mr. Stefansky was a director of HG Partners, Inc.

Richard Rosenblum (President). Richard Rosenblum has been a principal of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2004. He previously was a managing director of investment banking for vFinance, Inc., a middle market investment banking and brokerage organization. Mr. Rosenblum graduated from the State University of New York at Buffalo in 1981, summa cum laude, with a degree in finance and accounting. From September 2006 to April 2010, Mr. Rosenblum was a director of Boxwoods, Inc., which changed its name to Duke Mining Company, Inc. in March 2009. From September 2006 to May 2007, Mr. Rosenblum was a director of Mill Basin Technologies, Ltd. From November 2006 to January 2008, Mr. Rosenblum was a director of Marine Park Holdings, Inc. From August 2009 to September 2009, Mr. Rosenblum was a director of HG Partners, Inc.

Steven Berger (Chief Financial Officer, Treasurer and Secretary). Steven Berger has been the Chief Financial Officer and Chief Operating Officer of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2007. His past executive finance positions include serving as Chief Financial Officer of Global/CHC Worldwide LLC, a chemical coatings company. Other executive experience includes his tenure as President of Morgan Harris & Co. where he was involved in equity trading. From 2000 to 2003, Mr. Berger was Chief Financial Officer of Virtual BackOffice Inc., a company engaged in the provision of virtual secretarial services. From 1983 to 1999, Mr. Berger was the Treasurer, Controller and Chief Compliance Officer with LaBranche & Co., the parent corporation of LaBranche & Co. LLC, one of the oldest and largest specialists in equity securities listed on the New York Stock Exchange and the American Stock Exchange. Mr. Berger holds a Bachelor of Science degree in business administration with a concentration in finance from Boston University.

Related Transactions

On February 2, 2009, AquaMed issued 201,695 shares of its Series A Preferred Stock to Harborview Master Fund, L.P. in exchange for Harborview Master Fund, L.P. contributing to AquaMed (i) $2,373,754.03 of Senior Secured Convertible Promissory Notes originally issued by Aquamatrix, Inc., a Delaware corporation and AquaMed’s predecessor (“Aquamatrix”), and (ii) $205,419.32 of Bridge Notes originally issued by Aquamatrix.

On August 26, 2009, AquaMed issued 19,531 shares of its Series B Preferred Stock to Harborview Master Fund, L.P. in exchange for $249,995.80.

On May 10, 2010, AquaMed issued 19,531 shares of its Series B Preferred Stock to Harborview Value Master Fund, L.P. in exchange for $249,995.80.

Each of David Stefansky and Richard Rosenblum hold a 50% interest and are the managing members of Harborview Advisors, LLC, the investment manager of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P.  Messrs. Stefansky and Rosenblum each disclaim beneficial ownership of the shares of Hepalife common stock held by Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., except to the extent of any pecuniary interest in the securities.

On May 10, 2010, AquaMed paid Harborview Capital Management, LLC, with respect to which each of David Stefansky and Richard Rosenblum hold a 50% interest and are the managing members, a one time fee of $250,000 as consideration for Harborview Capital Management, LLC’s time, efforts and services in sourcing, negotiating and structuring the Merger on behalf of AquaMed.

Item 9.01.  Financial Statements and Exhibits.

The (i) unaudited pro forma condensed combined financial statements of HepaLife as of March 31, 2010, (ii) the unaudited condensed balance sheets, condensed statements of operations, condensed statement of stockholders' deficit and redeemable preferred stock and condensed statements of cash flows for AquaMed for the three month period ended March 31, 2010, and (iii) the audited financial statements of AquaMed from period of Inception (January 13, 2009) to December 31, 2009 and the related reports of Markum LLP the independent registered public accounting firm relating to such financial statements, are filed herewith as Exhibit 99.1, 99.2, and 99.3, respectively, as an amendment to HepaLife’s Current Report on Form 8-K filed on May 17, 2010, pursuant to Item 9.01.

The unaudited pro forma condensed combined consolidated financial statements are not necessarily indicative of the results that actually would have been attained in the merger had been in effect on the dates indicated or which may be attained in the future.  Such statements should be read in conjunction with the historical financial statements on HepaLife and AquaMed.

Exhibit No. 99.1	Description Unaudited pro forma condensed combined financial statements of HepaLife as of March 31, 2010.
99.2

Unaudited condensed balance sheets, condensed statements of operations, condensed statement of stockholders' deficit and redeemable preferred stock and condensed statements of cash flows for AquaMed for the three month period ended March 31, 2010.

99.3	Audited Financial Statements of AquaMed from period of Inception (January 13, 2009) to December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

Dated: July 7, 2010	By:	/s/ Steven C. Berger
		Name:	Steven C. Berger
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Description Unaudited pro forma condensed combined financial statements of HepaLife as of March 31, 2010.
99.2

Unaudited condensed balance sheets, condensed statements of operations, condensed statement of stockholders' deficit and redeemable preferred stock and condensed statements of cash flows for AquaMed for the three month period ended March 31, 2010.

99.3	Audited Financial Statements of AquaMed from period of Inception (January 13, 2009) to December 31, 2009.